                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

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                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of December, 2003

                WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  2001-ms12
                 (Exact name of the registrant as specified in charter)

                 Delaware              333-67140-07          94-2528990
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)

                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit 99, the Distribution Report for the Month of December, 2003,
attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:

     EXHIBITS:

     99.   Washington Mutual MSC Mortgage Pass-Through Certificates,
          SERIES:  2001-ms12, Monthly Distribution Report for December 2003.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 23, 2003

                                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/
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                                                    BACC ALEXANDER
                                                    VICE PRESIDENT